497AD OFFERING NOTIFICATION

Dated: November 7, 2018

Filed pursuant to Rule 497(a)

Registration File No. 333-227743

Rule 482 ad

NOT FOR DISTRIBUTION IN THE EUROPEAN ECONOMIC AREA OR CANADA.

The following offering notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the prospectus.

Offering Notification — Bain Capital Specialty Finance, Inc.

Issuer:

Bain Capital Specialty Finance, Inc. (“BCSF”) is an externally managed specialty finance company focused on lending to middle market companies that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended

Proposed Ticker Symbol (Exchange):	BCSF (New York Stock Exchange)

Type of Offering:	Initial Public Offering of Common Stock

Anticipated Price:	$20.25-21.25

Expected Pricing:	Week of November 12, 2018

Size of Offering:	7,500,000 shares; approximately $155.6 million, based on the midpoint of the anticipated price range

Use of Proceeds:

BCSF expects to use substantially all of the proceeds from this offering, net of expenses, to repay a portion of its outstanding indebtedness under its revolving credit facilities. BCSF intends to use any remaining proceeds to make investments in accordance with its investment objectives and strategies and for general corporate purposes

Over-allotment Option:	15%

Common Stock Outstanding Post-Offering:	51,482,137 (without exercise of the over-allotment option)

Joint Book-Running Managers:	BofA Merrill Lynch; Goldman Sachs & Co. LLC; Morgan Stanley; Citigroup; Credit Suisse; Keefe, Bruyette & Woods, a Stifel Company; Wells Fargo Securities

Co-Managers:	Janney Montgomery Scott; JMP Securities; Academy Securities

A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission (the “SEC”) but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective.  No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of BCSF before investing.  The preliminary prospectus, dated November 7, 2018, contains this and other information about BCSF and should be read carefully before investing. The information in the registration statement, preliminary prospectus and herein is not complete and may be changed.

This communication will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction.  Offers of these securities are made only by means of the prospectus.  The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus.  Any representation to the contrary is a criminal offense.

The offering of these securities will be made only by means of a preliminary prospectus forming part of the registration statement, copies of which may be obtained, when available, from: BofA Merrill Lynch, NC1-004-03-43 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282, Attn: Prospectus Department, or email prospectus-ny@ny.email.gs.com; or Morgan Stanley, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department, or email prospectus@morganstanley.com; or Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, (800) 831-9146.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.